Investor Roadshow Presentation

Forward-looking statements This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions which can be negatively impacted by factors such as rising interest rates, inflation, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to successfully execute on business strategies and further digitalize our business model, (4) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (5) our ability to attract and retain clients, (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, and (9) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

Investment highlights Return of Capital Market leader in U.S. blue collar staffing and global RPO with increasingly diverse service offerings Highly fragmented industry with strong growth potential from secular forces Strong balance sheet and cash flow to support stock buybacks Advancing technology applications and enhancing the experience for those we serve to grow market share Experienced Leadership Team Deep human capital expertise with proven success driving growth and delivering value to stakeholders

# Our Mission: Connecting People and Work

**84,000**
Clients served annually with strong diversity[1]

**611,000**
People connected to work during 2022

One of the largest U.S. industrial staffing providers

One of the largest global RPO providers

## 2022 Revenue

**$2.3B**

## Returning Value to Shareholders
(Share repurchases last 5 years)

**$204M**


TOP
WORK
PLACES
2022
USA
trueblue
TRUEBLUE'S PEOPLEREADY, PEOPLESCOUT AND PEOPLEMANAGEMENT NAMED 2022 TOP WORKPLACES

All segments earned the Top Workplaces USA Award issued by Energage

HRO Today magazine repeatedly recognizes PeopleScout as a global market leader

Thousands of veterans hired each year via internal programs as well as Hiring Our Heroes and Wounded Warriors

Recognized for breakthrough board practices that promote greater diversity and inclusion

[1] No single client accounted for more than 4% of total revenue for FY 2022

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# Three specialized segments meet diverse client needs

| peopleready (A TRUEBLUE COMPANY) | peoplescout (A TRUEBLUE COMPANY) | peoplemanagement (A TRUEBLUE DIVISION) |
|---|---|---|
| On-demand general and skilled labor for industrial jobs | Talent solutions for outsourcing the recruiting process for permanent employees | Contingent, on-site industrial staffing and commercial driver services |

| | PeopleReady | PeopleScout | PeopleManagement |
|---|---|---|---|
| Revenue mix[1] | 57% | 14% | 29% |
| Segment profit mix[1] | 59% | 30% | 11% |
| Segment profit margin[1] | 7% | 14% | 2% |
| Incremental Segment profit margin[2] | 15 – 20% | 27 – 32% | 8 – 13% |

[1] Revenue and segment profit calculations based on FY 2022. We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.
[2] Average, estimated margin associated with additional organic revenue.

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Solving workforce challenges Workforce Complexity Many factors, including globalization, the “gig” economy and diversity are changing the world of work requiring a disciplined approach to hiring. Artificial Intelligence Companies are seeking ways to become more nimble and efficient Deploying AI to source human capital will be a competitive differentiator. Remote Recruiting The worker supply chain is becoming increasingly decentralized. TrueBlue’s digital strategy connects people anywhere at any time. Workforce solutions are in high demand as businesses increasingly turn to human capital experts to solve talent challenges. A robust value proposition with high- touch, specialized, digital solutions for staffing, workforce management and recruitment process outsourcing.

# US Industrial Staffing: Large and attractive market

## United States Staffing Market ~$220B[1]

**Represents ~30% of $680B global staffing market**


CA
US
UK
FR
BE
NL
SE
DE
CH
ES
IT
IN
CN
JP
AU

**Industrial temporary staffing ($39B)**

**One of the largest U.S. segments (~20%)**


Trucking (CL)
On-site Hourly
On Demand (PR)
Skilled Trades (PR)
On-site Cost Per Unit

## Why Industrial Staffing?

- **One of the largest segments** of the U.S. staffing industry ($39B in 2022)
- **Highly fragmented** with no **dominant** competition
- **Digital adoption** by the industry can expand growth opportunity, like rideshare companies did for the taxi industry
- Capitalize on **e-commerce logistics** as online retail continues to grow
- Unique growth opportunity to fill key **skilled trades** positions as baby boomers retire
- The Biden Administration's **infrastructure** and **clean energy** plans are expected to inject **billions** into the labor market
- The industry **rebounds quickly** in the early stages of a recovery

[1] Source: Staffing Industry Analysts

Note, industrial temporary staffing includes various occupations such as: laborers, packers, construction workers, skilled trades, machinists, janitors, etc.

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# Recruitment Process Outsourcing: High margin plus double-digit revenue growth

## Global RPO Market ~$6B[1]

Strong history of growth with a 2017-2022 market CAGR of ~13%

North America represents ~50% followed by EMEA (~30%) and APAC (~20%)

~50% in Technology, Manufacturing & Life Science industries

## Why RPO?

- "**Nascent**" market with no single dominant player
- Traditionally "**sticky**" business model with high client retention and engagement
- Industry produced **double-digit** annual revenue growth historically and recovered swiftly from recent recession
- Industry poised for **growth** as companies seek new solutions to increasing labor challenges

[1] Source: Everest Group

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# Strategically positioned for secular growth

## *Strong position in attractive vertical markets*

| Vertical | Mix | Drivers |
|---|---|---|
| Manufacturing | 20% | ▪ Political climate favoring investments in domestic manufacturing facilities |
| Transportation | 16% | ▪ Acute supply / demand gap and high turnover creating the need for temporary truck drivers |
| Construction | 16% | ▪ Skilled worker shortages in key areas where TrueBlue specializes and has a recruiting edge (e.g. skilled construction)<br>▪ Flight to the suburbs will be a tailwind for the industry |
| Retail | 14% | ▪ E-commerce driving the need for more warehouses and more workers per warehouse to facilitate expedited delivery and returns |

**TBI FY 2022 Mix by Vertical**

## *Powerful secular forces in industrial staffing*

**Positive Demographic Trends**

- Deepening of the general contingent labor pool as workers across the generational spectrum are embracing the gig economy (e.g. millennials with side-hustles and semi-retired baby boomers)

**Compelling Technology**

- Industry is ripe for digital disruption
- Potential for large providers with sizeable transaction volume to capture market share
- Opportunity to enhance efficiency and growth

**Capitalizing on Industry Evolution**

- Heightened scrutiny around worker classification (contractor v. employee)
- Offering a variety of workforce management solutions (e.g. PPO, Employer of Record, MSP) to help clients find compliant solutions

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Advance technology and enhance the experience for those we serve to grow market share Strategy highlights and priorities  Digitalize our business model to gain market share from smaller, less capitalized competitors and reduce expenses  Advance JobStackTM capabilities to better accommodate our associates and increase worker supply  Enhance training and expand geographic and vertical coverage to drive sales and improve the client and associate experience  Augment sales team to enable specialization and gain market share in high growth sectors  Seek opportunities to grow domestically and globally through acquisition and / or new product offerings  Advance technology platform with a focus on improving client delivery and recruiting efficiency  Leverage sales resource investments to expand into under-penetrated geographic markets  Increase adoption of on-site workflow product offering to expand margin profile  Invest in client and associate care in addition to retention programs

# PeopleReady: Focusing on digital transformation and operational excellence

- Combine the strength of our **geographic footprint** and **JobStack™** capabilities
  - Customers and associates can connect 24/7 via JobStack app
  - Expansive coverage through branches and regional service centers
  - Digitalization enables operational efficiencies

- **Enhance** customer and associate **experience**
  - Renewed emphasis on account management to improve customer retention
  - Employee programs emphasizing learning and development to strengthen service delivery and talent retention

- Grow market share in **specialized verticals**
  - Well-positioned to capitalize on growing renewable energy vertical
  - Skilled labor shortages in areas where we specialize



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# PeopleScout: Industry leader with historically high margins

- **Strong Growth Prospects**
  - **Demonstrated track record** servicing large employers with dynamic needs in growing industries
  - Augmenting sales teams to **gain market share** in high growth sectors
  - **Global focus** as growing number of deals are multi-region and multi-country

- **Affinix Technology: A Differentiated Experience**
  - Connects clients and candidates using AI, machine learnings and predictive analytics ideal in today's **remote recruiting** landscape
  - Provides a superior **candidate experience**, which is critical as our clients compete for talent



Historical Revenue
Amounts in millions
Record High
$318
3YR CAGR 12%
$252
Recovered
$263
$181
$160
2016
2019
2020
2021
2022

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PeopleManagement: Expanding market share and margin  Business model is more insulated from cyclical changes due to the outsourced nature of our client relationships  Sales teams are scaling in underserved markets to expand share  Opportunity to raise margin profile through higher penetration of workflow solutions, special project teams and mobile driver services ~80% of on-site revenue is in the East and Midwest On-site growth opportunities

ESG principles help us make sound decisions AAA Rating Risk Ranking: Low Risk Exposure: Low Risk Management: Average Key Statistics:  78% of board members are women or racially diverse  50% of senior management are women  88% of voting shareholders approved executive compensation How ESG guides our decision making:  Code of conduct and business ethics framework  Board of directors oversight & governance  Executive compensation structure  Enterprise risk management program External ESG Ratings

Balance sheet remains strong with zero debt and ample liquidity Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant $257 $161 $294 $293 $38 $63 $50 $72$295 $224 $344 $365 2019 2020 2021 2022 Borrowing availability Cash $39 $52 $17 $61 2019 2020 2021 2022 Amounts in millions 1

Focused capital strategy Investing in technology and returning excess capital to shareholders 24% 42% 29% 5% (2018 - 2022) Net debt reductions Share repurchases, net Capital expenditures Acquisitions Historical use of capitalCapital allocation priorities  Strategic technology investments to further digitalize our business model  Return excess capital to shareholders through share repurchases  Disciplined acquisition strategy to supplement organic revenue growth

Strong track record of returning capital to shareholders $204 million of capital returned to shareholders via share repurchases over the last five years (2018-2022) 2.2M shares repurchased 6% reduction in shares outstanding 1 Year 6.4M shares repurchased 17% reduction in shares outstanding 9.6M shares repurchased 23% reduction in shares outstanding 3 Years 5 Years

# Leadership with deep industry experience



**Taryn Owen**
**President and CEO**

20+ years of industry experience

10+ years as business leader

TrueBlue President since 2022



**Carl Schweihs**
**EVP and CFO**

10+ years of industry experience

10+ years of finance experience

TrueBlue CFO since 2023



**Kristy Willis**
**EVP and President PeopleReady**

20+ years of industry experience



**Rick Betori**
**EVP and President PeopleScout**

20+ years of industry experience



**Jerry Wimer**
**SVP and Acting President PeopleManagement**

20+ years of industry experience

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